UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2005

Commission File Number 0-29476

INNOVA PURE WATER, INC.

(Exact name of registrant as specified in its charter)

FLORIDA	59-2567034
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

13130 56th Court, Clearwater, Florida	33760
(Address of principal executive offices)	(Zip Code)

(727) 572-1000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Effective June 27, 2005, the Registrant entered into two (2) Stock Acquisition Agreements. One was with DesertView Management Services, Inc., an Arizona corporation (“DesertView”). The other was with Numera Software Corporation, a Washington corporation (“Numera”). Innova is obligated to issue 16,600,000 shares of its restricted common stock to the shareholders of Numera and 2,500,000 shares of its restricted common stock to the shareholders of DesertView. In connection with the closing, Innova has received $112,000 of working capital advances from affiliates of DesertView and Numera to meet it short-term obligations. Copies of each of the Stock Acquisition Agreements are attached as exhibits to this Form 8-K.

Innova, Numera and DesertView are in the process of obtaining the consents from each of the shareholders of DesertView and Numera. At such time as shareholders owning 51% of the outstanding shares of each of Numera and DesertView consent to the transactions, the appropriate Innova certificates representing the number of shares each DesertView or Numera shareholders are entitled to will be distributed. The parties have thirty (30) days in which to obtain a minimum level of consents – i.e. 51% of the outstanding shares of each Numera and DesertView. If less than 100% of the consents are obtained, Innova reserves the right to effectuate a short form merger so that each of the entities are 100% wholly owned subsidiaries. Reference is made to the Closing Mechanics Memorandum attached as an exhibit.

Item 3.02 Unregistered Shares of Equity Securities.

In connection with the transactions described in Item 2.01 above, Innova is obligated to issue up to 19,100,000 shares of its restricted common stock. Please see the response to Item 2.01 for additional information. In addition, Innova has agreed to issue an aggregate of 2,710,441 restricted common shares to Rose Smith and Jack Nohren to satisfy past obligations and in exchange for warrants. See Item 5.02.

Item 5.02 Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In connection with the transactions described herein, Peter Christensen has resigned as a director of Innova. To facilitate this transaction, Rose Smith has agreed to exchange accrued and unpaid salaries of $223,861 for 1,316,829 shares of Innova’s restricted common stock. In addition, Ms. Smith has agreed to exchange her options to acquire 1,250,000 shares of Innova’s common stock for 417,667 Innova common shares.

Mr. Nohren has agreed to exchange accrued and unpaid salaries of $93,927 in exchange for 552,512 shares of Innova’s restricted common stock. In addition, Mr. Nohren has agreed to exchange options to acquire 1,270,000 shares of Innova common stock for 423,333 shares of Innova’s common stock. In addition, Mr. Nohren has agreed to release the Company from $188,000 of working capital advances.

In connection with the Stock Acquisition Agreements with Numera and DesertView, Innova agreed that David L. Zich, John L. Finan, Randal McClanahan, Jim R. Davisson, and David Paul Condra will join Jack Nohren and Rose Smith as directors of Innova. In addition, David L. Zich shall become President and Jim R. Davisson, Secretary/Treasurer of Innova. Innova has agreed to relocate its corporate offices from Clearwater, Florida to Dallas, Texas.

Biographies of the new officers and directors are as follows:

David Paul Condra, 59, is President and CEO of System Resources, Inc. of Fort Smith, Arkansas. System Resources Inc. employees a number of former IBM engineers in various locations for sales and support of IBM mid-range hardware and several types of networks. A 1968 graduate of the University of Arkansas with a Bachelor of Arts Degree

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in Marketing, he worked in radio and sports broadcasting until 1974 when he joined IBM as a territory manager, a position he held until early 1982 when he resigned to form System Resources, Inc.

Jim R. Davisson, 59 currently holds a position with the Transportation Security Administration in Dallas, Texas. Previously Mr. Davisson has been in commercial banking and small business consulting for approximately 25 years. He has served as the President and CEO of First National Bank Bedford and was the managing partner in Campbell, Reaves & Associates, a small business consulting firm. He also founded and was President and CEO of American Orthopedic & Neurological Rehabilitation Centers which were occupational medical clinics throughout the Dallas and Fort Worth area. Mr. Davisson holds Bachelor of Science degree from the University of Memphis and a graduate degree from the Paul W. Barret, Jr. Graduate School of Banking.

John L. Finan, 63, retired USAF General, currently serves as Vice President for Administration and Finance/Chief Financial Officer of Rowan University, a university in Glassboro, NJ with over 9,500 students. Prior to Rowen, he was Vice President for Business and Finance/CFO at The University of South Carolina. During his military career, General Finan served in many capacities including, Director of Budget and Cost Analysis, United States Air Force Academy. From 1991 until his retirement in 1993 General Finan was Executive Vice President of AAFSS, the Army-Air Force worldwide retail organization. Mr. Finan’s educational background includes a BA-Economics from the University of Connecticut, an MBA from Michigan State University, plus Advanced Management from Columbia University in New York and the JFK School of Government/School for Senior Management in Government, Harvard University, Cambridge, MA.

Randal McClanahan, age 44, a graduate of the University of Arkansas began his career in the mortgage business in 1986 in the Dallas/Fort Worth area. Mr. McClanahan has been associated with Numera Software Corporation for several years, first as a stockholder and later serving as an officer and director.

David L. Zich, 54, president of DesertView Management Services, Inc. of Tucson, AZ, offers more than 35 years experience of directing the development, growth and leadership of business and executive personnel.

The following table sets forth the number of Innova shares that are issuable to each of its new officers and directors as part of the Stock Acquisition Agreements with DesertView and Numera:

Name	Number of Innova Shares
David Paul Condra	30,000
Jim R. Davisson	50,000
John L. Finan	100,000
Randal McClanahan	517,000
David L. Zich	880,000

Item 7.01 Regulation FD Disclosure.

Please see the press release attached as an exhibit in connection with the Numera and DesertView Stock Acquisition Agreements.

Item 9.01 Financial Statements and Exhibits.

The financial Statements of DesertView and Numera required pursuant to Regulation SX shall be filed as an amendment to this Form 8-K.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 29, 2005	INNOVA PURE WATER, INC.

	By:	/s/ John Nohren
	Print Name:	John Nohren
	Title:	Chairman & Treasurer

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INNOVA PURE WATER, INC.

EXHIBITS TO FORM 8-K

Exhibit 99.1	Stock Acquisition Agreement by and between DesertView Management Services, Inc. and Innova Pure Water, Inc.

Exhibit 99.2	Stock Acquisition Agreement by and between Numera Software Corporation and Innova Pure Water, Inc.

Exhibit 99.3	Closing Mechanics Memorandum.

Exhibit 99.4	Form of Press Release.